UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 193

Date of Report (Date of earliest event reported): June 15, 2022 (April 1, 2022)

NUTEX HEALTH INC.

(formerly Clinigence Holdings, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

With Copies to:

2455 East Sunrise Blvd., Suite 1204, Fort Lauderdale, FL 33304

(954) 449-4703

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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EXPLANATORY NOTE

Nutex Health Inc. (“we”, “us”, “Nutex” or the “Company”), a Delaware corporation formerly known as Clinigence Holdings, Inc. (“Clinigence”), is filing this Amendment No. 1 on Form 8-K/A (this “Amended Filing”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 4, 2022 (the “Original Filing”), to file the audited financial statements for the fiscal year ended December 31, 2021 (the “Audited Financial Statements”) of Nutex Health Holdco LLC (“Nutex Health Holdco”), which was acquired by Clingence on April 1, 2022, and to file pro forma information of Nutex Health described below.

As discussed more fully in our Original Filing, on April 1, 2022, Nutex completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of November 21, 2021, as amended or waived (the “Merger Agreement”), by and among Nutex Health Holdco, Clinigence, Nutex Acquisition LLC (“Merger Sub”), Micro Hospital Holding LLC (solely for the purposes of certain sections), Nutex Health LLC (solely for the purposes of certain sections) and Thomas T. Vo, solely in his capacity as the representative of the equityholders of Nutex.

Pursuant to the Merger Agreement, each unit representing an equity interest in Nutex Health Holdco issued and outstanding immediately prior to the effective time of the Merger (a “Nutex Membership Interest”) was converted into the right to receive 3.571428575 shares of common stock of the Company, par value $0.001 per share, as adjusted as set forth in the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub merged with and into Nutex Health Holdco, with Nutex Health Holdco surviving as a wholly owned subsidiary of the Company. The Merger will be accounted for as a “reverse acquisition” in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Under U.S. GAAP, Nutex Health Holdco will be treated as the accounting acquirer in the Merger.

The Audited Financial Statements as of and for the year ended December 31, 2021, and unaudited financial statements for the period ended March 31, 2022 and pro forma financial information relating to the Merger as of that date, are included in this report. Except for the Audited Financial Statements and pro forma financial information, this Amended Filing does not amend or restate the Original Filing, nor does it modify or update those disclosures affected by subsequent events or discoveries, except that, as set forth in Item 8.01 below, supplemental information regarding the Company is included in Exhibit 99.1 hereto and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported by the Company in its Current Report on Form 8-K filed on April 4, 2022, the Company completed the Merger on April 1, 2022. The Company hereby amends the initial report to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K in connection with the Merger.

Item 8.01 Other Events.

In addition to the required information reported in this Amended Filing, certain supplemental information regarding Nutex Health Holdco is included in Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

The historical audited consolidated financial statements of Nutex as of December 31, 2021 and 2020 and for each of the two years in the period ended December 31, 2021, the notes related thereto and the related report of Marcum LLP, Nutex’s independent registered public accounting firm are filed as Exhibit 99.2 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of Nutex as of and for the three months ended March 31, 2022 and March 31, 2021 and the notes related thereto are filed as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of income of the Company and Nutex for the year ended December 31, 2021, and for the three months ended March 31, 2022, unaudited pro forma condensed combined balance sheet of the Company and Nutex as of March 31, 2022, and the notes related thereto are filed as Exhibit 99.4 and incorporated herein by reference.

(c) Exhibits

Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated by reference into this Form 8-K/A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nutex Health Inc.

Date: June 15, 2022	By: /s/ Michael Bowen
Michael Bowen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Number Description
99.1	Nutex Health Holdco Supplemental Information
99.2	Audited financial statements of Nutex as of December 31, 2021 and 2020 and for the years then ended.
99.3	Unaudited financial statements of Nutex as of March 31, 2022 and for the three months then ended
99.4	Unaudited pro forma condensed combined financial information of the Company and Nutex.

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